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                                                                 EXHIBIT 10.8(d)

                   AMENDMENT NO. 4 TO COLLABORATION AGREEMENT
                          BAYER AG - SYMYX TECHNOLOGIES

        This Amendment No. 4 to Collaboration Agreement (the "Fourth Amendment"), effective as of September 15, 1999, is entered into by and between Symyx Technologies ("Symyx"), a Delaware corporation having a principal place of business at 3100 Central Expressway, Santa Clara, California 95051 ("Symyx"), and Bayer AG, a German corporation, having a principal place of business at D-51368 Leverkusen, Germany, and amends that certain Collaboration Agreement entered into by and between Symyx and Bayer effective as of March 1, 1998, as previously amended by Amendment No 1 to Collaboration Agreement effective as of May 1, 1998, Amendment No. 2 to Collaboration Agreement effective as of November 1, 1998 and Amendment No. 3 to Collaboration Agreement effective as of January 1, 1999 (the "Collaboration Agreement").

        WHEREAS, Symyx and Bayer desire to amend the Collaboration Agreement to provide for continuation of the Research Program in [******];

        NOW THEREFORE, the parties hereby agree as follows:

1. All capitalized terms not defined in this Fourth Amendment shall have the meanings given to them in the Collaboration Agreement.

2.      Section 2.2.1(b) is amended to read in its entirety as follows:

                (b) [******]

3.      Section 2.2 is amended by addition of the following new Section 2.2.6:

                2.2.6 [******]

4.      Section 2.4 is amended to read in its entirety as follows:

                2.4 Research Program Term

                        2.4.1 Initial Term.

                                (a) [******]

                                (b) [******]



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                2.4.2 [******]

5.      Section 6.2.1 is amended by the addition of the following new Section
        6.2.1(d):

        (d) [******]

6. Except as specifically modified or amended hereby, the Collaboration Agreement, as modified or amended by Amendment No. 1 to Collaboration Agreement, Amendment No. 2 to Collaboration Agreement and Amendment No. 3 to Collaboration Agreement, shall remain in full force and effect and, as modified or amended, is hereby ratified, confirmed and approved. No provision of this Fourth Amendment may be modified or amended except expressly in a writing signed by both parties nor shall any terms be waived except expressly in a writing signed by the party charged therewith. This Fourth Amendment shall be governed by, construed and enforced in accordance with the laws of the State of California, without reference to conflicts of laws principles.


        IN WITNESS WHEREOF, each of the parties has executed this Fourth Amendment as of the date indicated in the initial paragraph of this Fourth Amendment.

BAYER AG                                    SYMYX TECHNOLOGIES

By:    /s/ H.J. ROSENKRANZ                  By:    /s/ ISY GOLDWASSER
       ------------------------                    ------------------------
Name: Prof. Dr. H.J. Rosenkranz             Name:  Isy Goldwasser
       ------------------------                    ------------------------
Title: Head of Central Research             Title: President & COO
       ------------------------                    ------------------------
Date:  1999-09-13                           Date:  9/15/99
       ------------------------                    ------------------------

By:    /s/ I.V. Kopp
       -------------------------
Name:  Dr. Kopp
       -------------------------
Title: Manager Patents and Licensing
       ------------------------------
Date:  September 13, 1999
       ----------------------------


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                                   EXHIBIT E



[******]






* Certain information on this page has been omitted and filed separately with the Commission. Confidential treatment has been requested with respect to the omitted portions.